SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             April 19, 2006
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                           970 Terra Bella Avenue
                       Mountain View, California 94043
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (650) 960-0300
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01  Regulation FD Disclosure

     See Exhibit 99, Press Release dated April 19, 2006, a copy of which is attached hereto and incorporated herein by reference. Reflect Scientific, Inc., whose business is the manufacture, supply, and distribution of laboratory equipment and related supplies to the medical industry announces the execution of an Agreement and Plan of Merger (the "Merger Agreement" and the "Merger") under which it will acquire Cryomastor, Inc., a California corporation.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.



                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Reflect Scientific, Inc.


Date:04/20/06                    /s/ Kim Boyce
     --------                    ------------------------
                                 Kim Boyce
                                 President and Director